Q1 2026 Earnings Conference Call

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) cyber incidents or other failures, disruptions or security beaches; or (9) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2025. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across Southern Louisiana, Western Mississippi and Houston Highlights: • Total Assets: $3.6 billion at March 31, 2026 • Market Cap: $492 million at April 16, 2026 • Ownership (S&P Global as of April 16, 2026) • Institutional: 50% • Insider/ESOP: 12% | 3 Our Company Total Assets $3.6B Total Loans $2.7B Total Deposits $3.0B

| 4 Our Markets

Quarterly Financial Highlights

(dollars in thousands, except per share data)

	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026
Profitability						
Net income	$ 9,673	$ 10,964	$ 11,330	$ 12,357	$ 11,411	$ 11,360
Diluted EPS	1.21	1.37	1.45	1.59	1.46	1.45
Net interest income	31,586	31,749	33,351	34,106	34,048	34,482
Provision (reversal) for loan losses	873	394	489	(229)	480	922
Core pre-provision net income[1]	10,430	11,205	10,881	12,113	11,721	12,124
Net interest margin ("NIM")	3.82 %	3.91 %	4.04 %	4.10 %	4.06 %	4.16 %
ROA	1.12	1.29	1.31	1.41	1.29	1.30
ROE	9.7	11.0	11.2	11.8	10.5	10.4
ROATCE[1]	12.7	14.3	14.5	15.0	13.3	13.1
Efficiency ratio	63.5	60.4	60.5	59.5	60.6	60.0
Balance Sheet						
Assets	$ 3,443,668	$ 3,485,453	$ 3,491,455	$ 3,494,074	$ 3,492,626	$ 3,554,643
Loans	2,718,185	2,747,277	2,764,538	2,705,895	2,744,023	2,728,146
Total deposits	2,780,696	2,827,207	2,908,234	2,975,503	2,972,806	3,026,781
Allowance/total loan ratio	1.21 %	1.21 %	1.21 %	1.21 %	1.21 %	1.23 %
TCE Ratio	9.3	9.4	9.5	9.9	10.3	10.4
Loan/Deposit ratio	97.8	97.2	95.1	90.9	92.3	90.1
Per Share Data						
Share price	$ 46.21	$ 44.80	$ 51.78	$ 54.33	$ 57.80	$ 60.58
Book value	48.95	50.82	52.36	54.05	55.56	56.73
Tangible book value[1]	38.44	40.13	41.54	43.29	44.84	46.04
Price / tangible book value per share	120 %	112 %	125 %	126 %	129 %	132 %
Dividend paid	$ 0.26	$ 0.27	$ 0.27	$ 0.29	$ 0.31	$ 0.31

(1) See appendix for reconciliation of Non-GAAP items.

Home Bancorp, Inc. | 5

H om e B an k To ta l A ss et s ($ in m illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Mar- 26 YTD 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Statewide Bank - $199 MM Guaranty Savings Bank - $257 MM Britton & Koontz Bank - $301 MM Bank of New Orleans - $346 MM St. Martin Bank & Trust - $597 MM CAGR = 11.7% as of March 31, 2026 | 6 Asset Growth Texan Bank - $416 MM

Profitability 0.99 1.76 1.07 1.23 1.08 1.33 1.30 1.12 1.04 1.25 1.27 1.12 1.32 1.39 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 2025 1Q 2026 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 7.8 14.4 10.2 11.6 9.6 11.1 10.4 8.9 8.5 11.8 11.9 9.9 11.1 11.1 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 2025 1Q 2026 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 10.2 18.0 13.9 16.0 12.7 14.3 13.1 11.1 10.5 15.6 15.9 12.8 13.9 13.7 ROATCE Core pre-provision earnings 2020 2021 2022 2023 2024 2025 1Q 2026 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 59.1 57.1 62.1 61.2 64.7 60.2 60.0 63.8 64.8 61.2 61.3 64.6 60.8 59.7 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 2025 1Q 2026 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) A nnualized G row th R ate Total Loans Annualized Growth Rate 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2,550 2,600 2,650 2,700 2,750 2,800 Loan Portfolio (as of March 31, 2026) CRE O.O. 27% 1-4 Mortgage 17% CRE N.O.O. 16% C&I 16% C&D 13% Multifamily 7% Home Equity 3% Consumer 1% Composition Market Diversification Acadiana 28% New Orleans 27% Houston 21% Northshore 12% Baton Rouge 10% MS 2% • Total loans - $2.7 billion • 1Q 2026 WAR - 6.41% • Houston market - 3% YTD annualized growth rate • YTD 2026 annualized growth rate - (2)% • Houston market - 3% annualized growth rate YTD | 8 (2)% 4% 3% (8)% 6% 7% 1% 6%

OO CRE Portfolio (as of March 31, 2026) Geographic Exposure Houston, 37% Acadiana, 26% New Orleans 14% Northshore 12% Baton Rouge 9% Mississippi, 1% Southwest LA, 1% | 9 dollars in thousands Balances % of Total Loans % of OO CRE Avg Loan Size Criticized Balances Convenience Store $ 175,687 6% 24% $ 1,627 $ — Office 115,182 4 16 494 — Warehouse Or Industrial 93,467 3 13 556 7,413 Office Medical 85,970 3 12 868 — Other Specialty Use 54,360 2 7 937 3,709 Retail Single Tenant 50,804 2 7 643 — Hospital Or Surgical Center 47,987 2 6 4,362 — Restaurant/Bar 46,173 2 6 679 1,539 Church/School Mtg 40,746 2 5 905 1,438 Other 26,445 1 4 756 — Total $ 736,821 27% 100% $ 815 $ 14,099 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 154,709 $ 74,189 $ 166,157 $ 180,131 $ 161,636 WAR 6.3% 5.0% 5.9% 6.5% 4.5 % Average Rate 5.7% Fixed Rate % 64% Convenience Store Balances 88% in Houston Nonaccrual Balance $8.1 million

NOO CRE Portfolio, including Multifamily (as of March 31, 2026) Geographic Exposure New Orleans 41% Houston 18% Northshore 19% Acadiana 12% Baton Rouge 9% Other, 1% | 10 dollars in thousands Balances % of Total Loans % of NOO CRE Avg Loan Size Criticized Balances Multifamily $ 179,982 7% 29% $ 1,184 $ 1,594 Retail Multi-tenant 113,946 4 18 1,561 — Multi Use Facility 68,230 3 11 1,137 7,943 Office 66,155 2 10 959 5,845 Other 63,981 2 10 1,122 637 Hotel/Motel 56,187 2 9 1,338 14,355 Warehouse or Industrial 43,576 2 7 573 — Retail Single Tenant 12,815 1 2 442 363 Other Specialty Use 10,521 — 2 554 — Hospital or Surgical Center 10,268 — 2 1,711 — Total $ 625,661 23% 100% $ 1,073 $ 30,737 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1-3 years 3-5 Years 5+ Years Balances $ 139,974 $ 99,184 $ 186,071 $ 140,271 $ 60,161 WAR 6.3% 4.6% 6.0% 6.9% 4.3 % Average Rate 5.87% Fixed Rate % 70% Nonaccrual Balance $4.1 million

CRE Non-Medical Office Exposure (as of March 31, 2026) | 11 Nonaccrual Balance NOO loans - $0.0 OO loans - $0.0 Total Non-Medical Office Loans $181.3 million or 6.6% of total loans NOO Geographic Exposure Baton Rouge 0.9% Houston 0.8% Norths hore 0.3% Acadiana 0.3% New Orlean s 0.1% dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Baton Rouge $ 23,738 0.9% $ 1,319 $ — Houston 21,355 0.8 1,941 5,845 Northshore 8,764 0.3 974 — Acadiana 8,544 0.3 371 — New Orleans 3,508 0.1 585 — Mississippi 161 — 161 — Southwest LA 85 — 85 — Total NOO Office $ 66,155 2.4% $ 959 $ 5,845 dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Acadiana $ 32,849 1.2% $ 456 $ — Houston 28,642 1.0 924 — New Orleans 22,281 0.8 518 — Baton Rouge 13,860 0.5 385 — Northshore 12,027 0.4 430 — Southwest LA 2,081 0.1 149 — Mississippi 3,442 0.1 382 — Total OO Office $ 115,182 4.1% $ 494 $ — OO Office Exposure NOO Office Exposure Average Remaining Maturity NOO 5.5 yrs OO 6.9 yrs Average Rate NOO 5.1% OO 5.9%

Commercial & Industrial

(as of March 31, 2026)

dollars in thousands	*Balances*	*% of C&I*	*% of Loans*	*Avg Loan Size*	*Criticized Balances*
Finance and Insurance	$ 52,455	12.3 %	1.9 %	$ 889	$ 1,398
Professional Services	49,761	11.6	1.8	126	—
Retail	46,658	10.9	1.7	246	348
Manufacturing	41,703	9.7	1.5	286	578
Real Estate Leasing	41,425	9.7	1.5	182	14
Construction	39,763	9.3	1.5	129	581
Healthcare	32,019	7.5	1.2	140	—
Transportation	27,995	6.5	1.0	199	129
Agriculture	22,649	5.3	0.8	140	59
Oil & Gas Extraction	13,148	3.1	0.5	193	—
Other	60,499	14.1	2.2	152	337
Totals	**$ 428,075**	**100 %**	**15.7 %**	**$ 183**	**$ 3,444**

	Repricing or Maturing Term				
dollars in thousands	*3 mths or less*	*4 -12 Mths*	*1 - 3 Years*	*3 - 5 Years*	*5+ Years*
Balances	$ 239,802	$ 36,005	$ 41,629	$ 43,324	$ 67,315
WAR	7.3 %	7.2 %	6.6 %	7.0 %	6.3 %

LOC Utilization Rate
47%

Nonaccrual Balance
$1.9 million

Average Rate
7.0%

Fixed Rate %
41%

Geographic Exposure


Other
5%
Natchez
3%
Southwest LA
7%
Northshore
8%
Houston
10%
New Orleans
11%
Baton Rouge
15%
Acadiana
41%

Home Bancorp, Inc. | 12

C&D Portfolio (as of March 31, 2026) Commercial Construction, 53% Lots, Development and Unimproved Land, 25% 1-4 Family Construction, 22% Composition | 13 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Mar- 26 YTD (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $340 million Average Balance $574K $883K net charge-offs since 2009 3.8% on Nonaccrual or $12.8 million

Loans & Securities - Repricing and Maturity

(as of March 31, 2026)

	Loan Repricing or Maturing Term								Rate Structure	
Total Loans and Leases [(1)] dollars in millions	Floating Rate*	3 mths or less	4 -12 Mths	1 - 3 Years	3 - 5 Years	5 - 7 Years	7+ Years	**Total**	Fixed	Adjustable
Residential mortgages	$35	$24	$49	$123	$86	$28	$131	**$476**	$264	$212
Home equity loans and lines	84	0	0	2	1	1	4	**92**	8	84
Commercial real estate	190	67	141	291	283	107	103	**1,182**	769	413
Construction and land	137	61	87	29	21	3	2	**340**	136	204
Multifamily	25	13	33	61	37	2	9	**180**	138	42
Commercial and industrial	234	6	36	42	43	41	26	**428**	175	253
Other consumer	10	1	3	5	3	2	6	**30**	25	5
Total Loans and Leases	**$715**	**$172**	**$349**	**$553**	**$474**	**$184**	**$281**	**$2,728**	**$1,515**	**$1,213**
% of Total	26%	7%	13%	20%	17%	7%	10%	**100%**	56%	44%
Cumulative	26%	33%	46%	66%	83%	90%	100%			
Weighted average rate	7.01%	5.57%	5.71%	6.17%	6.71%	5.02%	4.98%	**6.19%**	**5.63%**	**6.89%**

**Floating rate loans reprice regularly every 3 months or less.*

	Investment Securities Projected Cash Flow						
Total Investment Securities [(2)] dollars in millions	3 mths or less	4 -12 Mths	1 - 3 Years	3 - 5 Years	5 - 7 Years	7+ Years	Total
Current par value	$13	$55	$143	$91	$47	$63	**$412**
% of Total	3%	14%	35%	22%	11%	15%	**100%**
Cumulative	3%	17%	52%	74%	85%	100%	
Weighted average rate	2.56%	2.40%	2.22%	2.71%	2.57%	2.46%	**2.44%**

[(1)] Based on maturity date for fixed rate loans. [(2)] Par value for securities at March 31, 2026 by expected cash flow are shown. Actual cash flow may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

Home Bancorp, Inc. | 14

($ in m illi on s) $31.5 $2.4 $(1.0) $1.1 $(0.9) $0.9 $(0.4) $31.5 $32.9 $33.1 $33.7 Dec 2023 Organic Provision Net Charge- offs Dec 2024 Organic Provision Net Charge- offs Dec 2025 Organic Provision Net Charge- offs Mar 2026 0 10 20 30 40 2025 (dollars in thousands) 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 Total Loans $ 2,747,277 $ 2,764,538 $ 2,705,895 $ 2,744,023 $ 2,728,146 Total nonperforming loans 19,047 23,352 29,522 34,176 35,809 Total special mention loans 820 1,812 3,959 4,624 11,148 Total substandard loans 36,409 49,811 57,643 61,131 61,500 Total criticized loans $ 37,229 $ 51,623 $ 61,602 $ 65,755 $ 72,648 Nonperforming loans / Total loans 0.69% 0.84% 1.09% 1.25% 1.31 % Criticized loans / Total loans 1.36% 1.87% 2.28% 2.40% 2.66 % ALL / Total Loans 1.21% 1.21% 1.21% 1.21% 1.23% 20262021 Changes in ALL | 15 2024

1.30 0.77 0.49 0.34 0.31 0.45 1.03 1.12 0.75 0.40 0.28 0.14 0.20 0.32 0.80 0.89 NPAs / Total Assets Originated NPAs / Total Assets 2019 2020 2021 2022 2023 2024 2025 Mar-26 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.09 0.12 0.09 0.03 0.00 0.04 0.03 0.06 2019 2020 2021 2022 2023 2024 2025 Mar-26 YTD 0.00% 0.05% 0.10% 0.15% Net Charge-offs / YTD Average Loans 63 165 146 267 304 211 92 84 ALL / NPAs 2019 2020 2021 2022 2023 2024 2025 Mar-26 YTD 0% 50% 100% 150% 200% 250% 300% 350% ALL / NPAs 1.73 1.03 0.83 0.41 0.52 0.76 1.24 1.78% 1.32 0.74 0.57 0.32 0.36 0.67 1.18 1.57% Past Due Loans / Loans Originated Past Due / Originated Loans 2019 2020 2021 2022 2023 2024 2025 Mar-26 YTD 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 16

Investment Portfolio | 17 (dollars in thousands) Book Value Gain/(loss) Eff. Duration MBS $184,205 $(14,472) 3.9 Agency CMBS 145,464 (3,434) 2.2 Muni 53,441 (5,145) 5.1 CMO 13,161 (446) 2.5 Agency 10,475 (489) 3.5 Corp 3,500 — 0.3 Total $410,246 $(23,986) 3.4 10 Year Investment Cash Flow 13% 33% 48% 60% 70% 78% 83% 88% 92% 96% Expected Principal Cash Flows (dollars in thousands) Percentage of Cash Flows - Cumulative FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 FYE 2034 FYE 2035 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 45% Agency CMBS 35% Muni 13% CMO 3% Agency 3% Corp 1% 11% of total assets 2.5% Q1 yield $24.0 million unrealized loss ~ 5.8% of book value 99.9% AFS $0.6 million MV decline in Q1 $5.7 million decline in book value QoQ

Acadiana 55% New Orleans 14% Houston 10% Northshore 10% Mississippi, 7% Baton Rouge, 4% $ in m illi on s 30% 34% 28% 26% 27% 27% 31% 25% 24% 23% 22% 23% 13% 13% 24% 26% 27% 25% 15% 16% 15% 17% 17% 18% 11% 12% 9% 8% 7% 7% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2021 2022 2023 2024 2025 Mar 2026 2,400 2,800 3,200 3,600 Change (dollars in thousands) 3/31/2025 12/31/2025 3/31/2026 QoQ YoY Demand Deposits $ 754,955 $ 792,951 $ 830,030 $ 37,079 $ 75,075 Savings 212,053 201,265 202,058 793 (9,995) Money Market 464,659 518,740 543,120 24,380 78,461 NOW 641,287 654,227 710,071 55,844 68,784 CDs 754,253 805,623 741,502 (64,121) (12,751) Total Deposits $ 2,827,207 $ 2,972,806 $ 3,026,781 $ 53,975 $ 199,574 Deposits (as of March 31, 2026) | 18 $36,742 Average deposit size 27% Non-interest bearing deposit composition 7% Annualized 2026 growth rate

Deposits (as of March 31, 2026) | 19 Retail Business Public Broker Total FDIC Insured 43% 17% —% —% 60% Uninsured (1) 7 17 — — 24 Reciprocal — 5 — — 5 Public Funds — — 8 — 8 Brokered Deposits — — — 3 3 Total 50% 39% 8% 3% 100% Cost of Deposits 1.52 1.63 1.75 1.73 1.68 1.71 1.76 1.71 1.65 4.41 4.58 4.59 4.33 4.00 3.86 3.85 3.83 3.50 2.52 2.69 2.78 2.66 2.51 2.52 2.57 2.51 2.29 1.82 1.94 2.03 1.94 1.85 1.84 1.88 1.84 1.68 Interest-bearing non-maturity deposits Certificates of deposit Total interest-bearing deposits Total deposits 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 1.20 1.60 2.00 2.40 2.80 3.20 3.60 4.00 4.40 4.80 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q1 2026 FHLB availability $ 1,260,533 Unencumbered investments (book) 68,546 FRB discount window 500 Total primary funding sources $ 1,329,579 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,384,579 Uninsured Deposits(1) Approximately $728 million or 24% of total deposits Coverage of Uninsured Deposits(2) 183%

3.64 3.66 3.71 3.82 3.91 4.04 4.10 4.06 4.16 NIM 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 3.60% 3.80% 4.00% 4.20% 4.40% NIM (TE) 6.18 6.28 6.43 6.43 6.43 6.50 6.53 6.44 6.41 Loan Yield 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 6.10% 6.20% 6.30% 6.40% 6.50% 6.60% Yield on Loans 2.79 2.93 3.02 2.87 2.74 2.71 2.69 2.60 2.38 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2.3% 2.5% 2.8% 3.0% 3.3% Cost of Interest-Bearing Liabilities Yields | 20 4.16% NIM for the quarter ended March 2026 1.68% Cost of total deposits for the quarter ended March 2026 Month Total borrowings decreased $1.9 million for the quarter ended March 2026

Rate Shock 1 Year % Change in NII 200 6.8% 100 3.5% (100) (3.8)% (200) (7.2)% % of assets 2019 2025 Q1 2026 Q1 Cash 2% 3% 6% Investments 12% 12% 11% Loans, excluding PPP 78% 79% 77% Other Assets 8% 6% 6% NMD - noninterest-bearing 20% 22% 23% NMD - interest-bearing 45% 38% 41% CDs 18% 21% 21% Total Deposits 83% 81% 85% Borrowings 2% 5% —% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 11% 12% Loan portfolio effective duration ~ 1.7 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 1Q2022 - 3Q2024 3Q2024 - 1Q2026 Interest-bearing deposits 36% 40% 49% 29% Total deposits 27% 31% 36% 21% Interest-bearing liabilities 33% 40% 53% 38% Funding earning assets 23% 29% 37% 29% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 21 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q4- 16 Q2- 17 Q4- 17 Q2- 18 Q4- 18 Q2- 19 Q4- 19 Q2- 20 Q4- 20 Q2- 21 Q4- 21 Q2- 22 Q4- 22 Q2- 23 Q4- 23 Q2- 24 Q4- 24 Q2- 25 Q4- 25 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 3.4 44% of loan portfolio is variable

0.62 0.57 0.54 0.44 0.46 0.43 0.45 0.43 2019 2020 2021 2022 2023 2024 2025 Mar-26 YTD 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.87 2.53 2.41 2.51 2.52 2.58 2.58 2.63 2019 2020 2021 2022 2023 2024 2025 Mar- 26 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Service fees and charges $ 1,309 $ 1,345 $ 1,408 $ 1,438 $ 1,437 Bank card fees 1,578 1,750 1,646 1,624 1,594 Gain on sale of loans 377 114 144 225 230 Gain (loss) on sale of assets, net 9 (2) — (4) — Other 736 509 540 715 477 Total noninterest income $ 4,009 $ 3,716 $ 3,738 $ 3,998 $ 3,738 (dollars in thousands) 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Compensation $ 12,652 $ 13,322 $ 13,531 $ 13,974 $ 13,714 Data processing 2,642 2,628 2,556 2,548 2,629 Occupancy 2,561 2,513 2,544 2,406 2,429 Reversal for unfunded commitments — (970) — (105) — Other 3,724 4,914 3,900 4,223 4,168 Total noninterest expense $ 21,579 $ 22,407 $ 22,531 $ 23,046 $ 22,940 Noninterest expense excl. provision for unfunded $ 21,579 $ 23,377 $ 22,531 $ 23,151 $ 22,940 Noninterest Income & Expense | 22

0.84 0.88 0.91 0.93 1.00 1.01 1.14 0.62 0.20 0.22 0.22 0.23 0.25 0.25 0.27 0.31 0.21 0.22 0.23 0.23 0.25 0.25 0.27 0.310.21 0.22 0.23 0.23 0.25 0.25 0.290.22 0.22 0.23 0.24 0.25 0.26 0.31 Q1 Q2 Q3 Q4 2019 2020 2021 2022 2023 2024 2025 2026 0.00 0.50 1.00 1.50 Dividends Per Share 27.22 29.60 34.00 29.57 29.20 34.45 38.44 44.84 46.04 Tangible book value 2019 2020 2021 March 2022 2022 2023 2024 2025 March 2026 20 25 30 35 40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2019 419,498 $ 36.82 $ 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 164,272 32.01 5,257,822 2024 124,634 37.79 4,710,202 2025 321,590 44.30 14,247,421 2026 (as of 4/16/2026) 4,332 58.00 251,243 Total 2,099,192 $ 35.33 $ 74,156,996 Capital | 23 385,890 shares remaining in current plan as of April 16, 2026 New Share Repurchase Plan approved 400,000 shares 17% Shares repurchased since 2019 8.8% CAGR TBV / share since 2019 Cash acquisition - Texan Bank Cash dividend of $0.31 per share payable on May 15, 2026 *payable in May 2026 *

9.8 10.4 11.0 11.4 11.8 12.1 14.7 12.4 13.0 13.3 14.1 14.4 15.9 13.6 14.2 14.5 15.3 15.6 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2021 2022 2023 2024 2025 1Q 2026 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 24 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI (1) As Reported Including AOCI (1) Common Equity Tier 1 capital 14.4% 13.8% 13.0% 12.4% Tier 1 risk based capital 14.4% 13.8% 13.0% 12.4% Total risk based capital 15.6% 15.0% 16.1% 15.5% Tier 1 leverage capital 12.1% 11.6% 10.9% 10.4% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of March 31, 2026

Investment Perspective | 25

| 26

Appendix

(non-GAAP reconciliation)

(dollars in thousands, except per share data)

	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026
Total shareholders' equity	$ 396,088	$ 402,831	$ 408,818	$ 423,044	$ 435,094	$ 444,410
Less: intangible assets	85,044	84,751	84,482	84,214	83,957	83,723
Non-GAAP tangible shareholders' equity	$ 311,044	$ 318,080	$ 324,336	$ 338,830	$ 351,137	$ 360,687
Reported net income	$ 9,673	$ 10,964	$ 11,330	$ 12,357	$ 11,411	$ 11,360
Add: amortization CDI, net tax	250	231	213	212	203	185
Non-GAAP tangible net income	$ 9,923	$ 11,195	$ 11,543	$ 12,569	$ 11,614	$ 11,545
Return on average equity	9.7 %	11.0 %	11.2 %	11.8 %	10.5 %	10.4 %
Add: intangible assets	3.0	3.3	3.3	3.2	2.8	2.7
Non-GAAP return on tangible common equity	12.7 %	14.3 %	14.5 %	15.0 %	13.3 %	13.1 %
Book value per share	$ 48.95	$ 50.82	$ 52.36	$ 54.05	$ 55.56	$ 56.73
Less: intangible assets	10.51	10.69	10.82	10.76	10.72	10.69
Non-GAAP tangible book value per share	$ 38.44	$ 40.13	$ 41.54	$ 43.29	$ 44.84	$ 46.04
Reported net income	$ 9,673	$ 10,964	$ 11,330	$ 12,357	$ 11,411	$ 11,360
Less: PPP loan income	12	17	2	1	1	—
Less: gain (loss) on sale of assets	39	9	(2)	—	(4)	—
Less: loan discount accretion	421	356	356	347	242	189
Add: provision (reversal) for loan losses	873	394	489	(229)	480	922
Add: provision (reversal) for credit losses on unfunded commitments	240	—	(970)	—	(105)	—
Add: CDI amortization	317	293	269	268	257	234
Total non-core items, net of taxes	757	241	(449)	(244)	310	764
Core pre-provision net income [(1)]	$ 10,430	$ 11,205	$ 10,881	$ 12,113	$ 11,721	$ 12,124

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 27

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2020	2021	2022	2023	2024	2025	Mar-26 YTD
Total shareholders' equity	$ 321,842	$ 351,903	$ 329,954	$ 367,444	$ 396,088	$ 435,094	$ 444,410
Less: intangible assets	63,112	61,949	87,973	86,372	85,044	83,957	83,723
Non-GAAP tangible shareholders' equity	$ 258,730	$ 289,954	$ 241,981	$ 281,072	$ 311,044	$ 351,137	$ 360,687
Reported net income	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 46,062	$ 11,360
Add: amortization CDI, net tax	1,074	919	1,266	1,264	1,049	859	185
Non-GAAP tangible income	$ 25,839	$ 49,540	$ 35,338	$ 41,504	$ 37,476	$ 46,921	$ 11,545
Return on average equity	7.8 %	14.4 %	10.2 %	11.6 %	9.6 %	11.1 %	10.4 %
Add: intangible assets	2.4	3.6	3.7	4.4	3.1	3.2	2.7
Non-GAAP return on tangible common equity	10.2 %	18.0 %	13.9 %	16.0 %	12.7 %	14.3 %	13.1 %
Originated loans	$ 1,625,139	$ 1,593,769	$ 1,961,425	$ 2,169,500	$ 2,354,927	$ 2,436,576	$ 2,440,402
Acquired loans	354,815	246,324	469,325	412,138	363,258	307,447	287,744
Total loans	$ 1,979,954	$ 1,840,093	$ 2,430,750	$ 2,581,638	$ 2,718,185	$ 2,744,023	$ 2,728,146
Originated NPAs	$ 10,353	$ 8,348	$ 4,489	$ 6,518	$ 10,970	$ 27,838	$ 31,682
Acquired NPAs	9,628	6,116	6,487	3,871	4,638	8,267	8,220
Total NPAs	$ 19,981	$ 14,464	$ 10,976	$ 10,389	$ 15,608	$ 36,105	$ 39,902
Originated past due loans	$ 12,070	$ 9,071	$ 6,215	$ 7,864	$ 15,681	$ 28,852	$ 38,203
Acquired past due loans	8,335	6,146	3,683	5,569	4,920	5,184	10,259
Total past due loans	$ 20,405	$ 15,217	$ 9,898	$ 13,433	$ 20,601	$ 34,036	$ 48,462
Average assets	$ 2,491,612	$ 2,765,878	$ 3,178,862	$ 3,262,820	$ 3,386,721	$ 3,473,442	$ 3,532,181
Less: average PPP loans	169,665	169,149	15,691	5,997	4,436	509	92
Average assets excluding PPP loans	$ 2,321,947	$ 2,596,729	$ 3,163,171	$ 3,256,823	$ 3,382,285	$ 3,472,933	$ 3,532,089

Home Bancorp, Inc. | 28

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2020	2021	2022	2023	2024	2025	Mar-26 YTD
Reported noninterest income	$ 14,305	$ 16,271	$ 13,885	$ 14,636	$ 14,625	$ 15,461	$ 3,738
Less: BOLI benefit	—	1,717	—	—	—	—	—
Less: gain (loss) on sale of securities	—	—	—	(249)	—	—	—
Less: gain (loss) on sale of assets	—	(504)	26	(27)	33	3	—
Non-GAAP noninterest income	$ 14,305	$ 15,058	$ 13,859	$ 14,912	$ 14,592	$ 15,458	$ 3,738
Reported noninterest expense	$ 62,981	$ 66,982	$ 81,909	$ 82,841	$ 87,289	$ 89,563	$ 22,940
Less: one-time foreclosed asset recovery	—	—	—	739	—	—	—
Less: merger-related expenses	—	299	1,971	—	—	—	—
Non-GAAP noninterest expense	$ 62,981	$ 66,683	$ 79,938	$ 82,102	$ 87,289	$ 89,563	$ 22,940
Reported net income	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 46,062	$ 11,360
Less: PPP loan income	5,895	13,208	1,359	95	89	21	—
Less: BOLI benefit	—	1,717	—	—	—	—	—
Less: gain (loss) on sale of assets	—	(504)	26	(27)	33	3	—
Less: gain (loss) on sale of securities	—	—	—	(249)	—	—	—
Less: loan discount accretion	4,097	2,361	2,933	2,532	1,888	1,301	189
Add: provision (reversal) for loan losses	12,728	(10,161)	7,489	2,341	2,415	1,134	922
Add: provision (reversal) for credit losses on unfunded commitments	—	390	278	501	106	(1,075)	—
Add: CDI amortization	1,360	1,163	1,602	1,601	1,328	1,087	234
Add: one-time foreclosed asset recovery	—	—	—	(739)	—	—	—
Add: merger-related expenses	—	299	1,971	—	—	—	—
Non-core items, net of taxes	3,236	(19,822)	5,547	1,069	1,453	(142)	764
Core pre-provision net income (1)	$ 28,001	$ 28,799	$ 39,619	$ 41,309	$ 37,880	$ 45,920	$ 12,124

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 29

2020 2021 1Q2022 2022 2023 2024 2025 1Q2026 Total shareholders' equity $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 367,444 $ 396,088 $ 435,094 $ 444,410 Less: intangible assets 63,112 61,949 87,569 87,973 86,372 85,044 83,957 83,723 Non-GAAP tangible shareholders' equity $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 281,072 $ 311,044 $ 351,137 $ 360,687 Shares Outstanding 8,740,104 8,526,907 8,453,014 8,286,084 8,158,281 8,091,522 7,831,342 7,833,804 Book value per share $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 45.04 $ 48.95 $ 55.56 $ 56.73 Less: intangible assets 7.22 7.27 10.36 10.62 10.59 10.51 10.72 10.69 Non-GAAP tangible book value per share $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 34.45 $ 38.44 $ 44.84 $ 46.04 Appendix (non-GAAP reconciliation) | 30 (dollars in thousands except for per share data)